UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 21, 2006

                                   AEC1, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                                000-51113                             36-4452773
(State or other jurisdiction                    (Commission                           (IRS Employer
     of incorporation)                          File Number)                       Identification No.)

      105-3325 North Service Road, Burlington Ontario Canada                             L7N 3G2
             (Address of principal executive offices)                                  (Zip Code)


         Registrant's telephone number, including area code 905.332.3110

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.         OTHER EVENTS.

On or about November 21, 2006, we sent our shareholders informational material with respect to a distribution to our shareholders of Alternate Energy Corp. common stock. The informational material contains a description of the distribution and certain U.S. federal income tax consequences of the distribution. The stock dividend of one share of Alternate Energy Corp. common stock for every one share of AEC1 common stock will be distributed on or about December 8, 2006 to holders of AEC1 who held their shares at the close of business on March 17, 2006, which is the record date of the distribution. A copy of the informational material is attached hereto as Exhibit 99.1 to this Form 8-K.


This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including: our ability to continue as a going concern; our ability to retain key management personnel; our ability to protect our intellectual property rights;; our ability to raise additional capital, and such other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER        DESCRIPTION
-------------------- -----------------------------------------------------------
99.1                 Informational Material dated November 20, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       AEC1, INC.
                                      ------------------------------------------
                                                      (Registrant)

Date    November 22, 2006
        -----------------------


                                                   /s/ Blaine Froats
                                      ------------------------------------------
                                                      (Signature)

                                           Name: Blaine Froats
                                           Title: Chief Executive Officer